Exhibit 10.3

First Amendment To Lease – Molecular Insight/101 Rogers Street	Page - 1

FIRST AMENDMENT TO LEASE AND ACKNOWLEDGMENT OF COMMENCEMENT DATE

This First Amendment to Lease and Acknowledgment of Commencement Date (the “First Amendment”) is made as of June 3, 2008, by and between ARE-MA REGION 35, LLC, a Delaware limited liability company, having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, California 91101 (“Landlord”), and MOLECULAR INSIGHT PHARMACEUTICALS, INC., a Massachusetts corporation, having an address at 160 Second Street, Cambridge, Massachusetts 02142 (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease (the “Lease”) dated as of April 25, 2008, wherein Landlord leased to Tenant certain premises (the “Premises”) located at 101 Rogers Street, Cambridge, Massachusetts 02142 and more particularly described in the Lease.

B. Landlord and Tenant desire to amend the Lease to change the Commencement Date as set forth therein.

C. Landlord and Tenant desire to acknowledge the Commencement Date.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Amendment to Definition of Commencement Date. The definition of the “Commencement Date” as set forth on the first page of the Lease is hereby deleted and replaced with the following:

Commencement Date:	The earlier of the date Tenant first occupies the Premises for business purposes or April 25, 2008.

2. Acknowledgment of Commencement Date. In lieu of signing the form attached to the Lease as Exhibit D, Landlord and Tenant hereby acknowledge the Commencement Date as follows:

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Term of the Lease is April 25, 2008, and the termination date of the Term of the Lease shall be midnight on March 31, 2010 unless Tenant is entitled to an Extension Right and the Extension Right is timely and properly executed by Tenant.

The foregoing acknowledgment and agreement supersedes and replaces any prior Acknowledgment of Commencement Date as may have been executed by Tenant and/or Landlord with respect to the Lease.

3. Miscellaneous.

(a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

First Amendment To Lease – Molecular Insight/101 Rogers Street	Page - 2

(d) Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this First Amendment and that no Broker brought about this First Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(e) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purposes and intent of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

MOLECULAR INSIGHT PHARMACEUTICALS, INC., a Massachusetts corporation

By:	/s/ Donald E. Wallroth
	Name:	Donald E. Wallroth
	Its:	CFO

LANDLORD:

ARE-MA REGION NO. 35, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

		By:	/s/ JACKIE CLEM
			Name:	JACKIE CLEM
			Its:	VP-RE LEGAL AFFAIRS